Exhibit 10.4(b)


     Schedule of Warrants (refinancings after October 31, 2005) issued by NCT Group, Inc. to Carole Salkind during the three months ended June 30, 2006


                                                                  Shares
  Grant Date     Expiration Date       Exercise Price(a)         Granted
  ----------     ---------------       -----------------       ------------
   04/07/06         04/04/11               $0.0100              76,500,000
   04/21/06         04/21/11               $0.0100              24,000,000
   05/10/06         05/10/11               $0.0100              36,750,000
   05/25/06         05/25/11               $0.0100               5,750,000

                                                              -------------
                                                               143,000,000
                                                              =============


     (a) Warrant exercise price will be the greater of: (i) the lower last sale price of NCT's common stock on the date of the warrant or date preceding; or (ii) the par value of NCT's common stock on the date the warrant is exercised.